Exhibit 99.1

IMPAX Laboratories, Inc.

IMPAX Laboratories, Inc. (IPXL.PK) "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: To the extent any statements made in this presentation contain information that is not historical, these statements are forward-looking in nature and express the beliefs and expectations of management. Such statements are based on management's current expectations and are subject to a number of known and unknown risks and uncertainties that could cause IMPAX's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, possible adverse effects resulting from the delisting of and suspension of trading in IMPAX's stock, the SEC proceeding to determine whether to suspend or revoke the registration of IMPAX's securities under section 12 of the Securities Exchange Act, IMPAX's delay in filing its periodic reports subsequent to its Form 10-Q for the third quarter of 2004, the time that will be required to complete the filing of IMPAX's delinquent periodic reports, IMPAX's ability to obtain sufficient capital to fund its operations, the difficulty of predicting FDA filings and approvals, consumer acceptance and demand for new pharmaceutical products, the impact of competitive products and pricing, IMPAX's ability to successfully develop and commercialize pharmaceutical products, IMPAX's reliance on key strategic alliances, the uncertainty of patent litigation, the availability of raw materials, the regulatory environment, dependence on patent and other protection for innovative products, exposure to product liability claims, fluctuations in operating results and other risks detailed from time to time in IMPAX's filings with the Securities and Exchange Commission. Forward-looking statements speak only as to the date on which they are made, and IMPAX undertakes no obligation to update publicly or revise any forward-looking statement, regardless of whether new information becomes available, future developments occur or otherwise. Note: All product sales data included herein are derived from data published by Wolters Kluwer Health for the 12 months ending February 28, 2007, except for the veterinary product Carprofen, which are derived from data published by Market Dynamics for the 12 months ending December 31, 2004. Trademarks referenced herein are the property of their respective owners. (c)2006 IMPAX Laboratories, Inc.

Company Overview Technology based specialty pharmaceutical company Applying oral drug delivery technology and formulation expertise to the development of generic and branded pharmaceutical products Experienced senior management team Strong product portfolio Brand strategy offers potential long-term growth opportunities

Product Portfolio Approximately 112 generic products approved, pending or under development - targeting over $30 billion in US product sales 37 Approved applications 22 Applications pending at FDA 5 ANDAs with Tentative Approval Approximately 53 more under development Additional products and/or strengths Additionally, 1 NDA for a brand product is pending and three additional brand products are under development

R&D Highlights 2006 - Received 6 approvals from FDA Final Approvals for generic versions of: Salagen Colestid Granules Colestid Tablets Urecholine Ditropan XL 15mg Wellbutrin XL 300mg

Commercial Highlights

- 2006 - Launched 6 new products
  - Includes generic versions of:
    - Salagen 5, 7.5mg
    - Colestid Granules
    - Lofibra 67,134,200mg
    - ProAmatine 10mg
    - Ditropan XL 15mg
    - Wellbutrin XL 300mg

May 2007 v1 IMPAX Laboratories, Inc. 6

R&D Highlights 2007 - Received 1 approval from FDA Final Approval for generic version of: Corzide

Commercial Highlights 2007 - Launched 2 new products ^ Includes generic versions of: Colestid Tablets Urecholine 5,10,25,50 mg

Drug Delivery Capabilities Multiple delivery vehicles Applying new and existing drug delivery technologies to create new product opportunities (19 approved ANDAs utilize our drug delivery technologies) Developing and patenting new concepts and oral controlled release technologies Approximately 120 employees in our R&D effort

Development Strategy Target limited competition environment Generic Controlled Release - large, rapidly growing market Specialty - technically challenging projects, barriers to entry, or other selected market opportunities Brand Targeting drugs used in treating CNS disorders Focusing on improved versions of marketed compounds Lower cost - much smaller R&D investment compared to NCEs Lower risk of development - compounds previously shown to be safe and effective

Development Strategy Outsourced Development Selected Generic Projects 20 development projects outsourced Utilizing 6 off-shore companies Out of the 20 projects, 7 have been submitted Provides Lower cost of development Increased development capacity

Generic Projects

Generic Projects Current Status *US Market size, millions of US$ Group Specialty Specialty Controlled Release Controlled Release Total Total Category Qty Market* Qty Market* Qty Market* Pending at FDA 11 $835 11 $7,016 22 $7,851 Under Development 14 $3,126 39 $16,176 53 $19,302 Total 25 $3,961 50 $23,192 75 $27,153

Generic Projects

Paragraph IV Filing Summary (24 total)

IMPAX Project	Generic of*	Est. Filing Order**	Initial Filing
Omeprazole 10,20,40mg DR	Prilosec (AZN)	5th of 10 total	4Q99
Bupropion 100,150mg ER	Wellbutrin SR (GSK)	3rd of 5 total	2Q00
Bupropion 150mg ER	Zyban (GSK)	2nd of 4 total	2Q00
Fenofibrate 67,134,200mg	Lofibra (Gate/Teva)	2nd of 2 total	2Q00
Loratadine & PSE 10/240mg ER	Claritin-D 24 hr (SGP)	2nd of 3 total	3Q00
Loratadine 10mg ODT	Claritin Reditab (SGP)	3rd of 3 total	4Q00
Loratadine & PSE 5/120mg ER	Claritin-D 12 hr (SGP)	1st of 2 total	4Q00
Metformin 500mg ER	Glucophage XR (BMS)	2nd of 15 total	3Q01[1]
Fexofenadine & PSE 60/120mg ER	Allegra-D (AVE)	2nd of 5 total	4Q01
Oxycodone 80mg ER	OxyContin (PUR)	3rd of 6 total	4Q01
Oxycodone 10,20&40mg ER	OxyContin (PUR)	3rd of 6 total	2Q02
Fenofibrate 54,160mg	Tricor Tablet (ABT)	2nd of 4 total	3Q02

*Trademarks referenced are the property of their respective owners. **Estimation based on publicly available data.
Note [1]:Paragraph IV cert. & notice filed 4Q02. Products in Teal are marketed. White background means TA/FA rec'd.

May 2007 v1 IMPAX Laboratories, Inc. 14

Generic Projects

Paragraph IV Filing Summary

IMPAX Project	Generic of*	Est. Filing Order**	Initial Filing
Methylphenidate 18,27,36&54mg ER	Concerta (Alza/JNJ)	1st of 2 total	4Q02[2]
Carbidopa/Levodopa ER	Sinemet CR (BMS)	2nd of 4 total	4Q02
Carprofen 25,75 &100mg (Vet)	Rimadyl (Pfizer)	1st	4Q02
Bupropion 200mg ER	Wellbutrin SR (GSK)	1st of 2 total	1Q03
Oxybutynin 5,10,15mg ER	Ditropan XL (Alza/JNJ)	2nd of 2 total[3]	2Q03
Amphetamine 5,10,15,20,25&30mg ER	Adderall XR (Shire)	2nd of 5 total	3Q03
Metformin 750mg ER	Glucophage XR (BMS)	5th of 10 total	4Q03
Bupropion 150&300mg ER	Wellbutrin XL (GSK)	3rd of 4 total	4Q04
Colestipol 1gm	Colestid Tablet (Pfizer)	1st	4Q04[2]
Venlafaxine 37.5,75&150 mg ER	Effexor XR (Wyeth)	2nd of 3 total	4Q05
Undisclosed			4Q06
Undisclosed			1Q07

*Trademarks referenced are the property of their respective owners. **Estimation based on publicly available data. Note [2]--Paragraph IV certification and notice filed 3Q05. Note [3]--First to file on 15 mg strength.

May 2007 v1 IMPAX Laboratories, Inc. 15

Paragraph IV Litigation Status Summary (24 total filed) Generic Projects Litigation Resolved or Not Sued (18 projects) Litigation Resolved or Not Sued (18 projects) Bupropion 100,150mg ER (W) Methylphenidate 18,27,36&54mg ER Bupropion 150mg ER (Z) Carbidopa/Levodopa ER Fenofibrate 67,134,200mg Caps Carprofen 25,75,100mg Loratadine & PSE 10/240mg ER 24hr Bupropion 200mg ER Loratadine 10mg ODT Oxybutynin 5,10&15mg ER Loratadine & PSE 5/120mg ER 12hr SE Amphetamine 5,10,15,20,25&30mg ER Metformin 500mg ER Metformin 750mg ER Fenofibrate 54 &160mg Tabs Colestipol 1gm Tabs Bupropion 150 & 300mg ER (XL) Undisclosed

Paragraph IV Litigation Status Summary (24 total filed) Generic Projects Project Litigation Status Omeprazole 10, 20 & 40mg DR Trial completed June 2006; awaiting decision. Fexofenadine & PSE ER No trial date scheduled. Oxycodone 80mg ER Settled March 30, 2007. Oxycodone 10, 20 & 40mg ER Settled March 30, 2007. Venlafaxine 37.5, 75, 150 mg ER Discovery stage. Trial 1H2007. Undisclosed Not yet sued.

Commercial Strategy Teva Signed June 2001 First product shipped 1Q 2004 12 Rx products, 11 filed to date, 11 disclosed Dava/Purdue Signed November 2005 First product shipped 4Q 2005 1 Rx product, 4 Strengths, Oxycodone HCl ER Tablets; 10, 20, 40 & 80 mg Signed patent settlement with Purdue Pharmaceuticals in March 2007 which granted IMPAX a full release and ability to sell a limited amount of product for a limited amount of time Amended terms of Dava agreement that better reflects the changes in the marketplace (e.g. larger share of profits to IMPAX in exchange for relieving DAVA of all future appointment fees) Strategic Alliances for Generic Projects

Brand Projects

Brand Projects Targeting improved versions of existing chemical entities Reduced risk and expense associated with development as compared to NCE development. Reduced time of development as compared to NCE development Utilize development and drug delivery expertise Improve patient compliance and outcomes

Brand Projects Focus on Central Nervous System (CNS) drugs Rapidly growing therapeutic area Focus on CNS disease states, including movement disorders such as Parkinson's disease. These movement disorders are frequently treated by the approximately 8,300 practicing neurologists, of which about 3,500 write the majority of prescriptions. This group can be addressed by the small existing sales force by adding these products to the current effort for Carbatrol.

Brand Projects Despite being the standard for treating Parkinson's Disease, existing levodopa therapy does not meet certain needs: Delayed or unpredictable "on" Motor fluctuation and dyskinesias Pill burden True delivery of continuous dopaminergic stimulation

Brand Projects VADOVATM (carbidopa-levodopa) is formulated with the goal of meeting one of these unmet needs by allowing a reduction in pill burden.

Brand Projects The effective date of acceptance of the VADOVA NDA by FDA was May 3, 2005. "Non-approvable" letter received from FDA March 3, 2006. An Amendment was filed on January 18, 2007 addressing the concerns raised in the Agency's non-approvable letter of March 2006. US and foreign patent applications filed.

Commercial Strategy Carbatrol (r) (Shire) Signed January 2006 Promoted Product: Carbatrol(r) (carbamazepine extended release) Payments of $40 million to be received over three years to provide promotional services Target audience - Neurologists Impax Pharmaceuticals Sales Force formed and detailing of Carbatrol launched - July 2006 Strategic Alliances for Branded Projects

Significant Milestones Milestone 2000/2001 2002 2003 2004 2005 2006 2007 (YTD) Applications Filed 16 8 8 6 10 6 2 PPG IV filings 9 5 4 1 3* 1 1 IND filings 0 0 2 1 0 0 0 NDA filings 0 0 0 0 1 0 0 Approvals (Total) 3 8 9 11 6 6 1 Tentative approval 0 5 2 2 1 1 0 Filing Goal 2007: 8-10 with focus on modified-release products *Includes amendments to two previously filed applications-not included in 2005 applications filed

Financials Financials

Highlights Experienced management with strong industry knowledge and technical expertise Broad base of drug delivery technology, formulation and development expertise Strong product portfolio Branded product strategy offers potential additional long-term growth opportunities

Thank you for your interest in IMPAX Laboratories, Inc.